SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 26, 2018

CENTERSTATE BANK CORPORATION

(Exact name of registrant as specified in its charter)

Florida	000-32017	59-3606741
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

1101 First Street South, Suite 202, Winter Haven, FL	33880
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (863) 293-4710

Not Applicable

(Former name or former address, if changed since last report)

___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

The Annual Meeting of Shareholders of CenterState Bank Corporation (the “Company”) was held on April 26, 2018.  Proxies for the meeting were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934, and there was no solicitation in opposition to management’s solicitations.  A total of 83,627,797 shares of the Company’s common stock were entitled to vote as of February 28 2018, the record date for the Annual Meeting. There were 68,974,880 shares present in person or by proxy at the Annual Meeting, at which the shareholders were asked to vote on five proposals. Set forth below are the matters acted upon by the shareholders at the Annual Meeting, and the final voting results of each such proposal.

Proposal No. 1 – Election of Directors.  The following directors were elected to serve until the annual meeting of shareholders in 2019.  Each nominee was an incumbent director, no other person was nominated, and each nominee was elected.  The number of votes cast was approximately as follows:

	For	Withheld	Broker non votes
James H. Bingham	56,825,515	514,160	11,635,205
Michael Brown, Sr.	56,878,348	461,327	11,635,205
C. Dennis Carlton	55,620,416	1,719,259	11,635,205
Michael F. Ciferri	56,892,476	447,199	11,635,205
John C. Corbett	56,858,374	481,301	11,635,205
Jody J. Dreyer	56,918,449	421,226	11,635,205
Griffin A. Greene	56,892,359	447,316	11,635,205
Charles W. McPherson	56,240,909	1,098,766	11,635,205
G. Tierso Nunez II	56,208,588	1,131,087	11,635,205
Thomas E. Oakley	55,839,314	1,500,361	11,635,205
Ernest S. Pinner	56,806,585	533,090	11,635,205
William K. Pou, Jr.	56,884,238	455,437	11,635,205
Daniel R. Richey	56,889,990	449,685	11,635,205
David G. Salyers	56,929,222	410,453	11,635,205
Joshua A. Snively	56,882,716	456,959	11,635,205
Mark W. Thompson	55,621,745	1,717,930	11,635,205

Proposal No. 2 – Advisory Vote on the Company’s Executive Compensation.  The shareholders voted to approve the non-binding advisory proposal on the compensation of the Company’s named executive officers, as disclosed in the proxy statement.  The results of the vote were as follows:

For	53,687,137
Against	3,288,817
Abstain	363,721
Broker non votes	11,635,205

Proposal No. 3 – Approval of the Company’s 2018 Equity Incentive Plan.  The shareholders approved the Company’s 2018 Equity Incentive Plan. The results of the vote were as follows:

For	54,919,024
Against	2,326,153
Abstain	94,498
Broker non votes	11,635,205

Proposal No. 4 – Approval to Increase the Number of Authorized Shares of the Company’s Common Stock.  The shareholders approved an amendment to the Company’s Restated Articles of Incorporation to increase the number of authorized shares of the Company’s common stock from 100,000,000 to 200,000,000.  The results of the vote were as follows:

For	66,269,143
Against	2,593,152
Abstain	112,585

Proposal No. 5 – Ratification of Appointment of Independent Auditors.  The shareholders ratified the appointment of Crowe Horwath, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018.  The results of the vote were as follows:

For	68,122,131
Against	764,420
Abstain	88,329

Item 8.01	Other Events

The board of directors of the Company declared a quarterly cash dividend on its common stock of $0.10 per share.  The dividend is payable on June 29, 2018 to shareholders of record as of June 15, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERSTATE BANK CORPORATION

By:	/s/ Jennifer L. Idell
Jennifer L. Idell
Executive Vice President and
Chief Financial Officer

Date:  April 27, 2018

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